UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 11, 2007

ELIXIR GAMING TECHNOLOGIES, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	001-32161	91-1696010
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1120 Town Center Dr, Suite 260, Las Vegas, Nevada		89144
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	702-733-7197

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 11, 2007, Elixir Group Ltd, the controlling shareholder of Elixir Gaming Technologies, Inc. (the "Company"), entered into a warrant purchase agreement with certain accredited investors pursuant to which Elixir Group has agreed to sell, and the investors’ have agreed to purchase, warrants to purchase 16,000,000 shares of common stock of the Company at an exercise price of $2.65 per share. The Company had issued the warrants to Elixir Group pursuant to that certain securities purchase agreement dated October 11, 2006 between the Company and Elixir Group and that certain securities purchase and product participation agreement dated June 12, 2007 between the Company and Elixir Group. Pursuant to the warrant purchase agreement, the investors are required to exercise the purchased warrants at the closing of the purchase, which is expected to occur within the next few days. The Company will receive from the exercise of the warrants gross proceeds of $42,400,000. Elixir Group sold the warrants to the investors at the sale price of $0.86 per warrant, for a total transaction cost to the investors of $3.51 per share of Company common stock.

The Company was also a party to the warrant purchase agreement for purposes of providing to the investors customary representations, warranties, and indemnities. The Company also entered into a registration rights agreement with the investors. Pursuant to the terms of the registration rights agreement, the Company agreed to cause a resale registration statement covering the shares to be filed within 30 days after closing. The registration rights agreement also provides that the Company must pay penalties if it fails to timely complete and maintain the registration of the resale by the investors. ThinkEquity Partners LLC acted as placement agent for the private placement.

The transaction is further described in the press release issued by the Company on December 12, 2007, a copy of which is filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Warrant Purchase Agreement by and among, Elixir Group Ltd, the Company and the purchasers identified on the signature pages thereto, dated as of December 11, 2007.

10.2 Registration Rights Agreement by and among the Company and the purchasers identified on the signature pages thereto, dated as of December 11, 2007.

99.1 Press release dated December 12, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELIXIR GAMING TECHNOLOGIES, INC.

December 11, 2007	By:	/s/ David Reberger

Name: David Reberger
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Warrant Purchase Agreement
10.2	Registration Rights Agreement
99.1	Press Release